Item 1: Report to Shareholders

International Growth & Income Fund	October 31, 2007

The views and opinions in this report were current as of October 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

International stocks outpaced U.S. equities over the 12-month period ended October 31, 2007, but volatility was the overriding characteristic of the last six months. The global economy continued to grow at a healthy noninflationary pace, but turbulence in the world’s credit markets—caused by the U.S. subprime mortgage meltdown—spilled over into the world’s equity markets. After the U.S. Federal Reserve cut rates and infused the financial system with capital, global equity markets responded, and many indexes reached record or near-record highs by the end of the reporting period. Stock markets in nearly all the world’s developed markets posted solid results. Troubled by weak domestic prices and lagging consumer demand, Japan’s market lagged but posted a flat return for the six-month period. Emerging markets—especially Asia and Latin America—registered stellar gains.

HIGHLIGHTS

• Growing concerns about financial markets overshadowed strong global economic growth and moderated returns for non-U.S. value stocks during the last 12 months.

• The International Growth & Income Fund outperformed its Lipper benchmark for the 12-month period ended October 31, 2007.

• Our decision to maintain a lower exposure to Japan and increase our holdings in other Pacific markets boosted the fund’s returns, but the poor showing of our financial and automotive stocks hurt our overall performance.

• The strong rising tide of the past several years that has lifted international markets has made finding attractive companies with compelling valuations more challenging.

We are pleased to report that the International Growth & Income Fund generated solid absolute returns for the 6- and 12-month periods ended October 31, 2007. On a relative basis, the portfolio slightly lagged the MSCI EAFE (Europe, Australasia, and Far East) Index for the 12-month period but was able to outperform the Lipper International Multi-Cap Value Funds Average. (Results for the Advisor and R Class shares varied slightly, reflecting their differing fee structures.) As we have seen in the last year, markets are susceptible to sudden spurts and drops that can whipsaw short-term returns.

During the six-month period, the portfolio’s best performing regions were Europe and the Pacific ex-Japan. Our below-benchmark exposure to Japan and our small exposure to emerging markets helped our performance against the EAFE index. The telecommunication services, energy, and materials sectors generated our best absolute performance. Financials and health care were the fund’s worst performing sectors.

A word on your fund’s investment strategy: The fund invests primarily in established, large-capitalization companies with favorable prospects for capital appreciation and, secondarily, for growing dividend payments. The portfolio invests mostly in developed-market countries and has limited exposure to emerging markets. Our investing style is value oriented, although we also look for earnings growth potential and catalysts that help realize value. Finally, our country and sector allocations are driven primarily by bottom-up stock selection but also by our assessment of fundamental macroeconomic prospects.

MARKET REVIEW

The global economy has been experiencing a substantial noninflationary expansion, but conditions appear to be changing. Burdened with a falling housing market, higher oil prices, and a business cycle that may be peaking, the U.S. economic outlook has become more problematic. The big question is: Will a weakening U.S. economy drag down the rest of the world or has the world decoupled from the U.S. economy? With the U.S. generating about a quarter of the global economic output and serving as the end-market for many global producers, our view is that a U.S. slowdown will impact non-U.S. economies and equity markets.

Economic growth in Europe is still solid but is no longer improving. Market-friendly reforms in Germany and a number of Eastern European countries, noninflationary employment growth in much of the region, and strong exports were expected to fuel economic momentum. Despite dropping unemployment, Europe’s consumer demand remains stagnant.

Overheated real estate markets in Spain and Ireland have cooled, and in August concerns about growing defaults in the U.S. subprime mortgage market roiled the world’s credit markets.

Except for Japan, developed Asian markets performed well. Hong Kong, Singapore, and Australia all benefited from China’s rapid economic growth and large cash reserves. Among Asian economies, Japan remains the major concern. Although the country has experienced its longest expansion since the end of World War II, its domestic consumption remains weak, and there are periodic and worrisome signs that deflation may reappear.

The emerging markets in Asia and Latin America have sustained unprecedented double-digit returns for several years. Even though the mid-summer crisis in the world’s credit markets resulted in many investors losing their appetite for risk and fleeing for the safe haven of government bonds, they appeared to have regained their appetite by the end of the reporting period. Bullish sentiments boosted many emerging market indexes to historically high levels.

Despite stocks’ steady appreciation in the past few years, earnings-based measurements of valuations do not look stretched. Earnings generally have been robust, and many companies have reported profits that beat analysts’ estimates. Nonearnings-based measurements paint a less rosy picture. Book value and sales-based metrics appear to be extended. As a result, finding attractive companies with compelling valuations across a range of metrics has become more challenging.

PORTFOLIO REVIEW

During the six-month period, telecommunication services stocks were our largest absolute contributors. Strong global demand for petroleum, iron, steel, and other metals helped our energy and materials holdings. Industrials and business services stocks also posted solid six-month returns, with our construction, engineering, and trading companies registering large gains. Credit market turbulence hurt our financial holdings, particularly our larger commercial banks. Our health care holdings also struggled due to poor performance of pharmaceutical companies.

In terms of relative regional contributions, our overweight position in Pacific ex-Japan boosted performance. Our underweight position in Japan also helped buoy returns. Our emphasis on continental Europe over the U.K. proved to be a good decision. The portfolio’s modest allocation to Latin America also enhanced results.

Europe
Europe’s two-year flurry of merger and acquisition activity accelerated in early 2007 but slowed significantly during the most recent reporting period. Credit problems dried up much of the liquidity that financed the private-equity buyouts, and the companies that were looking for strategic acquisitions moved to the sidelines. Europe’s exposure—through its exports—to the world’s fastest-growing economies in Eastern Europe and Asia also helped boost the region’s fortunes. Trade with China, India, and other Southeast Asian countries has grown dramatically, benefiting a number of European companies with large multinational operations.

Within Europe, our telecommunications holdings had the largest positive impact on the portfolio for the last six months. Telefonica, the largest Spanish telecom, was our best absolute performer for the period. It has generated strong results by combining a steady revenue stream from its stable landline business in Spain with dynamic revenue growth from its wireless expansion in Latin America and Europe. Despite its recent appreciation, we believe the stock is still attractively valued. Other telecom companies generated strong returns as well, including Telenor, the Norwegian company that offers wireless services in the Nordic region and several developing countries; Vodafone, the British wireless giant with mobile operations around the world—including a 45% interest in Verizon Wireless; and France Telecom, which offers fixed-line, broadband, wireless, and voice-over Internet services. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Within technology, telecom equipment maker Nokia, which had lost ground in the past few years, regained momentum by offering attractive wireless handsets in developed and emerging markets and increasing market share by leveraging its massive economies of scale.

European energy companies were also strong contributors this period. The large integrated producers, such as Royal Dutch Shell, BP, Total, and StatoilHydro benefited from the high price for crude oil and the strong demand for refined products. The global demand for exploration and production equipment and services helped Italy’s Saipem. The company has an especially strong presence in the offshore arena, which is increasingly where oil companies must go for new production. China and India’s seemingly insatiable need for raw materials helped our European-based materials companies. ThyssenKrupp, the German steelmaker, witnessed a double-digit growth in steel sales due to strong global economic growth and rising demand for sheet products by automakers in China and Brazil.

Germany’s E.ON, Europe’s second largest utility, continues to deliver strong results and has good growth prospects. We believe there is considerable value within E.ON because it is a well-integrated company that is able to provide electricity and gas to most of Europe’s markets. With low-cost and low-carbon methods, such as nuclear, hydro, or renewable, generating 40% of its electricity, E.ON will be an effective competitor against utilities that have to build higher-cost generation facilities. We also increased our holdings in Swiss food giant Nestlé. After years of running a decentralized global firm, management has developed an integrated information technology system that is starting to generate tremendous cost-saving synergies. The company now has the capability of monitoring sales on a real-time basis and using its scale to receive more favorable raw-material procurement terms. We also like Tesco, the well-managed U.K.-based retailer that is increasing its geographical diversification and has a strong, sustainable growth profile. It is focusing on selling more nonfood products, and with its impressive network of nearly 2,000 stores, we believe it is poised to make significant market share gains. In addition, it began rolling out its Fresh & Easy presence this autumn in the U.S. by opening a dozen stores in California.

The turmoil in the world’s credit markets as well as the takeover battle over Dutch bank ABN Amro took their toll on the portfolio’s financial holdings. Investors sold off stocks in former market favorites such as French banking company Societe Generale, Allied Irish Banks (which we added this period), and Swiss investment bank UBS. We still like the prospects for these companies. The market did not like Royal Bank of Scotland’s (RBS) participation in the multibank takeover of Amro. RBS acquired the most problematic and slow-growing segments of ABN Amro’s business, and the stock was our worst performer this period. Banco Santander, another participant in the deal that we also hold, was seen as acquiring the most attractive assets from ABN Amro and posted a strong gain.

Japan
Japan’s economic performance has been uneven, and we have maintained our underweight relative to the EAFE benchmark. Although the domestic economy has expanded, it has failed to show much strength, but companies with export-oriented businesses or large operations outside Japan continue to post strong results.

Trading company Mitsui continued to reap the benefits from the explosion in worldwide trade, acquiring and selling raw materials and managing manufacturing and distribution processes and logistics. We like the long-term prospects for Japanese automakers Toyota Motor and Honda, but the market was more focused on the short-term turnaround stories of other car makers such as German-based Volkswagen and Daimler, which we did not own.

Japan’s financial companies generated disappointing results. Sumitomo Trust and Banking Company, a well-managed bank with rising fee income, posted a loss after reserving for possible nonperforming loans to a troubled Japanese consumer finance company. Other banks, such as Mitsubishi UFJ Financial and Bank of Yokohama, could not overcome the soft domestic economy and the credit market turmoil. We eliminated Resona Holdings, which, although inexpensive, has in our view reduced prospects for appreciation.

Pacific ex-Japan
The fund has emphasized Pacific markets for several years, and we have found a number of attractive companies that generate solid earnings. Rio Tinto, the Australian mining and minerals producer, had strong sales of its ores, metals, and minerals. Our holdings in Chinese companies continue to perform well. China Overseas Land & Investment, a Hong Kong-listed company that develops residential property throughout China, had solid gains. We added Hong Kong & China Gas, which has expanded beyond supplying Hong Kong with natural gas into joint ventures in 30 cities in China. Due to high valuations, we sold our holdings and realized significant profits in Australia’s BlueScope Steel.

Emerging Markets
For more than a year, we have been reducing our emerging markets exposure. The multiyear rally in most markets has resulted in deteriorating valuation measures. Among the holdings we still have are America Movil, the Mexican wireless company that continues to expand throughout Latin America through organic growth and strategic acquisitions, and Petroleo Brasileiro, Brazil’s major oil company.

INVESTMENT OUTLOOK

We expect continued global economic growth to support the world’s equity markets, but we are concerned about the continuing turmoil in the credit markets and the impact of the U.S. housing slowdown. Some of the world’s financial institutions’ exposure to subprime mortgage-backed assets and off-balance sheet vehicles, such as structured investment vehicles and conduits, has yet to be fully disclosed. Write-downs may well be large and impair financial institutions. Lending and investment banking activities may drop to levels that curtail investment and hurt future economic growth.

The Federal Reserve cut interest rates in order to calm roiled financial markets, but it has indicated that it remains concerned about potential inflation. As a result, future rate cuts may occur only if Fed officials believe the U.S. economy is weakening significantly. Europe’s economic growth has been resilient in the face of higher interest rates and energy prices, but the prospect of the European Central Bank raising rates and recent euro strengthening against the dollar could dampen future expansion, particularly among export-oriented sectors. On the other hand, corporate profits have been strong, and we expect favorable earnings reports to continue through early next year. Stocks in Europe carry generally reasonable valuations and are returning cash flows to shareholders, whether through dividends or, increasingly, share repurchases.

Our outlook for Japanese stocks is less optimistic. The Japanese expansion may not continue. Consumer demand shows few signs of picking up. The Bank of Japan is unlikely to increase interest rates and jeopardize the meager growth. Japan’s export-oriented companies will continue to do well as long as the U.S. and Chinese economies grow. But the strengthening yen is a risk to corporate profits.

Australia’s growth should continue. Its natural resources exports, mandatory pension investments, infrastructure spending, and favorable demographics should sustain the country’s economy for some time. Singapore’s business-friendly climate should boost its markets. Equities in China have reached speculative levels, as have India’s. Mexico’s and Brazil’s economies are on track for further progress given largely prudent policymaking.

Developed international equities are near fair value but are still attractive relative to the U.S. market. Emerging market equities have largely readjusted so that their valuations range from in line to more expensive than developed-market equities on nonearnings-based metrics such as book value and dividend yield.

In terms of sectors, we find the best value in financials, energy, and certain consumer discretionary areas. Bank exposure to subprime mortgages and subprime-based derivatives has created questions about their financial strength. The drop in financial stock prices indicates the market is not convinced that all the exposure has been disclosed. Until investors are convinced they understand the true extent of the subprime problems and they can more accurately assess financial stocks, this sector will offer opportunities. Even though there has been considerable appreciation in energy stocks, many companies are experiencing large cash flows and still have attractive valuations.

Materials stocks look attractive on earnings prospects but much less so on other valuation metrics. In other sectors, such as industrials and business services, expensive valuations offset good earnings prospects. A preference for defensive stocks has made consumer staples a generally expensive sector. In the information technology sector, earnings may be suppressed by intense competition and the shrinking of margins as product prices fall faster than companies’ ability to cut costs. Valuations for utilities have become rich, especially in Europe due to merger expectations.

We expect that we will see more volatility in coming months. Regardless of market conditions, our investment philosophy remains constant: We seek stocks of attractively valued companies with prospects for improving business fundamentals and the return of dividends to shareholders. We will remain mindful of the risks of investing in international markets while we strive to generate continued rewards for our shareholders.

Respectfully submitted,

Raymond A. Mills
Chairman of the fund’s Investment Advisory Committee

November 19, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): GDP is the total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/07
Nestlé, Switzerland	2.6%
E.ON, Germany	2.4
Telefonica, Spain	2.0
Royal Dutch Shell, United Kingdom	2.0
Royal Bank of Scotland, United Kingdom	1.8
BP, United Kingdom	1.7
Toyota Motor, Japan	1.5
Total, France	1.4
Rio Tinto, Australia	1.4
Nokia, Finland	1.4
Vodafone, United Kingdom	1.3
Banco Santander, Spain	1.3
AXA, France	1.3
Novartis, Switzerland	1.2
Acciona, Spain	1.2
Sanofi-Aventis, France	1.2
Australia & New Zealand Banking, Australia	1.2
HSBC, United Kingdom	1.1
BNP Paribas, France	1.1
UBS, Switzerland	1.1
Bayerische Motoren Werke, Germany	1.1
Honda, Japan	1.1
StatoilHydro, Norway	1.0
Allied Irish Banks, Ireland	1.0
Societe Generale, France	1.0
Total	35.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights | For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/07‡	10/31/06‡	10/31/05‡	10/31/04	10/31/03
NET ASSET VALUE					
Beginning of period	$ 17.05	$ 13.63	$ 11.39	$ 9.40	$ 7.34
Investment activities					
Net investment income	0.39	0.34	0.27	0.12*	0.02*
Net realized and unrealized gain	3.75	3.44	2.09	1.91	2.13
Total from investment activities	4.14	3.78	2.36	2.03	2.15
Distributions					
Net investment income	(0.27)	(0.21)	(0.11)	(0.04)	(0.08)
Net realized gain	(0.49)	(0.15)	(0.01)	–	(0.01)
Total distributions	(0.76)	(0.36)	(0.12)	(0.04)	(0.09)
NET ASSET VALUE					
End of period	**$ 20.43**	**$ 17.05**	**$ 13.63**	**$ 11.39**	**$ 9.40**

Ratios/Supplemental Data

Total return^	**25.07%**	**28.30%**	**20.86%**	**21.66%***	**29.66%***
Ratio of total expenses to average net assets	0.88%	0.91%	0.99%	1.25%*	1.25%*
Ratio of net investment income to average net assets	2.13%	2.20%	2.08%	1.71%*	1.36%*
Portfolio turnover rate	32.8%	36.9%	26.9%	45.8%	53.2%
Net assets, end of period (in millions)	$ 2,472	$ 1,844	$ 878	$ 438	$ 115

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 2/28/05.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/07‡	10/31/06‡	10/31/05‡	10/31/04	10/31/03
NET ASSET VALUE					
Beginning of period	$ 17.03	$ 13.64	$ 11.41	$ 9.41	$ 7.34
Investment activities					
Net investment income	0.37	0.33	0.26	0.15*	0.09*
Net realized and unrealized gain	3.73	3.43	2.09	1.89	2.07
Total from investment activities	4.10	3.76	2.35	2.04	2.16
Distributions					
Net investment income	(0.24)	(0.22)	(0.11)	(0.04)	(0.08)
Net realized gain	(0.49)	(0.15)	(0.01)	–	(0.01)
Total distributions	(0.73)	(0.37)	(0.12)	(0.04)	(0.09)
NET ASSET VALUE					
End of period	**$ 20.40**	**$ 17.03**	**$ 13.64**	**$ 11.41**	**$ 9.41**

Ratios/Supplemental Data

Total return^	**24.83%**	**28.15%**	**20.73%**	**21.74%***	**29.80%***
Ratio of total expenses to average net assets	1.05%	1.06%	1.10%	1.15%*	1.15%*
Ratio of net investment income to average net assets	1.96%	2.15%	2.00%	1.83%*	0.71%*
Portfolio turnover rate	32.8%	36.9%	26.9%	45.8%	53.2%
Net assets, end of period (in thousands)	$ 466,704	$ 361,082	$ 205,271	$ 37,542	$ 3,513

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/29/08.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
For a share outstanding throughout each period

R Class

	Year Ended 10/31/07‡	10/31/06‡	10/31/05‡	10/31/04	10/31/03
NET ASSET VALUE					
Beginning of period	$ 16.93	$ 13.56	$ 11.35	$ 9.38	$ 7.34
Investment activities					
Net investment income	0.32	0.29*	0.17*	0.17*	0.09*
Net realized and unrealized gain	3.70	3.40	2.12	1.84	2.04
Total from investment activities	4.02	3.69	2.29	2.01	2.13
Distributions					
Net investment income	(0.22)	(0.19)	(0.08)	(0.04)	(0.08)
Net realized gain	(0.49)	(0.15)	(0.01)	–	(0.01)
Total distributions	(0.71)	(0.34)	(0.09)	(0.04)	(0.09)
Redemption fees added to paid-in capital	–	0.02	0.01	–	–
NET ASSET VALUE					
End of period	**$ 20.24**	**$ 16.93**	**$ 13.56**	**$ 11.35**	**$ 9.38**

Ratios/Supplemental Data

Total return^	**24.47%**	**27.89%***	**20.36%***	**21.49%***	**29.38%***
Ratio of total expenses to average net assets	1.33%	1.40%*	1.40%*	1.40%*	1.40%*
Ratio of net investment income to average net assets	1.70%	1.86%*	1.29%*	1.53%*	0.89%*
Portfolio turnover rate	32.8%	36.9%	26.9%	45.8%	53.2%
Net assets, end of period (in thousands)	$ 67,198	$ 33,075	$ 9,999	$ 6,178	$ 910

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 2/29/08.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $000s)

	Shares	Value
AUSTRALIA 7.2%		
Common Stocks 7.2%		
Australia & New Zealand Banking	1,242,810	34,907
Babcock & Brown	314,389	9,004
Boart Longyear (1)	3,201,607	7,653
Centro Retail Group, Equity Units	5,553,375	8,291
Goodman Fielder	4,707,563	9,229
Macquarie Bank	132,119	10,407
Macquarie Office Trust, Equity Units	5,839,671	8,940
Mirvac Group	1,773,241	9,605
Nufarm	789,223	11,546
Pacific Brands	2,240,933	7,274
QBE Insurance	704,434	21,378
Rio Tinto	401,016	41,442
Suncorp-Metway	1,151,142	21,761
Telstra	3,526,573	15,381
Total Australia (Cost $139,580)		216,818
BELGIUM 1.3%		
Common Stocks 1.3%		
Fortis (2)	332,343	10,655
KBC	109,239	15,332
Union Miniere	47,766	11,933
Total Belgium (Cost $23,653)		37,920
BRAZIL 0.5%		
Common Stocks 0.5%		
Petroleo Brasileiro, ADR (USD)	167,600	13,943
Total Brazil (Cost $2,645)		13,943

CANADA 0.6%		
Common Stocks 0.6%		
Teck Cominco, Class B	342,000	17,035
Total Canada (Cost $14,572)		17,035
CHILE 0.1%		
Common Stocks 0.1%		
Cia Cervecerias Unidas, ADR (USD)	109,700	4,605
Total Chile (Cost $2,822)		4,605
CHINA 1.1%		
Common Stocks 1.1%		
China Overseas Land & Investment (HKD) (2)	10,440,000	24,985
China Power International (HKD) (2)	17,085,000	9,261
Total China (Cost $8,408)		34,246
DENMARK 1.1%		
Common Stocks 1.1%		
Bang & Olufsen, Series B	65,995	7,757
Danske Bank, A Shares	596,600	26,348
Total Denmark (Cost $35,539)		34,105
FINLAND 2.5%		
Common Stocks 2.5%		
Cargotec (2)	285,612	17,693
Nokia	1,040,913	41,291
SanomaWSoy (2)	525,212	15,169
Total Finland (Cost $41,237)		74,153

FRANCE 9.8%

Common Stocks 9.8%

Alcatel-Lucent	1,159,972	11,221
AXA (2)	847,756	38,015
BNP Paribas (2)	307,527	34,023
Bouygues (2)	258,044	24,845
Bureau Veritas (1)	60,200	3,482
Compagnie De Saint-Gobain (2)	91,205	9,842
France Telecom	435,102	16,074
Pernod-Ricard (2)	56,097	12,967
PPR	79,812	15,844
Sanofi-Aventis (2)	409,601	35,993
Societe Generale (2)	174,191	29,327
Technip	226,147	20,321
Total (2)	521,377	42,025
Total France (Cost $219,510)		293,979

GERMANY 9.0%

Common Stocks 8.2%

Allianz SE (2)	101,797	22,937
BASF	187,977	25,992
Bayerische Motoren Werke	475,103	31,844
Celesio (2)	103,091	5,842
Deutsche EuroShop (2)	356,923	14,335
E.ON AG	365,035	71,285
Hypo Real Estate Holding	230,359	13,742
Munich Re	114,173	21,937
ThyssenKrupp	421,869	28,190
Wacker Chemie	43,499	10,668
		246,772

Preferred Stocks 0.8%		
Fresenius SE	160,477	12,723
Hugo Boss (2)	186,494	12,607
		25,330
Total Germany (Cost $178,066)		272,102
HONG KONG 1.9%		
Common Stocks 1.9%		
Esprit Holdings	448,800	7,643
Hong Kong & China Gas (2)	7,178,000	19,310
Hutchison Whampoa	1,403,000	17,689
Public Financial Holdings (2)	6,572,000	4,293
Texwinca Holdings (2)	7,818,000	6,895
Total Hong Kong (Cost $43,368)		55,830
INDIA 0.3%		
Common Stocks 0.3%		
Idea Cellular (1)	3,000,571	10,374
Total India (Cost $6,199)		10,374
IRELAND 1.5%		
Common Stocks 1.5%		
Allied Irish Banks	1,225,022	30,740
DCC	518,137	14,293
Total Ireland (Cost $41,697)		45,033
ITALY 5.0%		
Common Stocks 5.0%		
Banco Popolare S.p.A. (1)	426,958	10,268
Benetton Group	982,505	18,142

Eni S.p.A. (2)	721,193	26,322
Finmeccanica S.p.A.	541,186	16,129
Intesa Sanpaolo	2,900,467	22,982
Milano Assicurazioni (2)	1,446,148	12,074
Piaggio & C S.p.A. (2)	1,273,310	5,725
Saipem	451,826	19,987
Telecom Italia	7,089,316	18,335
Total Italy (Cost $115,528)		149,964

JAPAN 16.9%

Common Stocks 16.9%

Aisin Seiki	258,800	10,597
Aoyama Trading (2)	197,200	5,131
Asahi Kasei (2)	1,152,000	8,768
Astellas Pharma	204,200	9,031
Benesse	73,400	2,739
Canon	435,800	22,035
Daiichi Sankyo (2)	266,200	7,577
Goldcrest Company (2)	185,420	8,843
Hamamatsu Photonics (2)	249,200	7,833
Hitachi Chemical	542,800	13,254
Honda	844,500	31,668
JS Group	312,700	5,056
KDDI	1,682	12,742
Kobayashi Pharmaceutical (2)	86,900	2,779
Koito Manufacturing (2)	597,000	8,311
Makita	240,400	11,630
Mitsubishi Electric	1,804,000	21,896
Mitsubishi UFJ Financial	867,000	8,643
Mitsui	1,000,000	26,015
Namco Bandai Holdings	735,900	11,308
Nichias	824,000	6,270
Nippon Mining	1,161,500	10,949

NETHERLANDS 1.3%

Common Stocks 1.3%

ING Groep, GDS	596,378	26,884
Philips Electronics	280,921	11,649
Total Netherlands (Cost $31,482)		38,533

NORWAY 1.9%

Common Stocks 1.9%

StatoilHydro	931,893	31,409
Telenor ASA	1,066,400	25,042
Total Norway (Cost $34,881)		56,451

SINGAPORE 2.6%

Common Stocks 2.6%

Jardine Cycle & Carriage	730,000	10,702
Sembcorp	6,067,360	25,005
Starhub	4,592,290	9,911
United Overseas Bank	1,598,336	23,941
Venture	822,000	7,996
Total Singapore (Cost $45,199)		77,555

SOUTH KOREA 0.2%

Common Stocks 0.2%

Lotte Shopping, GDR (USD) (3)	229,470	5,296
Total South Korea (Cost $4,713)		5,296

SPAIN 5.0%

Common Stocks 5.0%

Acciona (2)	117,127	36,094

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/07	10/31/06
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 53,895	$ 36,343
Net realized gain	163,379	71,686
Change in net unrealized gain	355,884	303,361
Increase in net assets from operations	573,158	411,390
Distributions to shareholders		
Net investment income		
Investor Class	(29,807)	(14,030)
Advisor Class	(5,051)	(3,681)
R Class	(460)	(155)
Net realized gain		
Investor Class	(54,094)	(10,020)
Advisor Class	(10,313)	(2,510)
R Class	(1,025)	(123)
Decrease in net assets from distributions	(100,750)	(30,519)
Capital share transactions*		
Shares sold		
Investor Class	992,388	626,218
Advisor Class	96,471	118,636
R Class	33,872	22,047
Shares issued in connection with fund acquisition - Investor Class	–	276,517
Distributions reinvested		
Investor Class	82,125	23,444
Advisor Class	4,875	1,308
R Class	1,484	278
Shares redeemed		
Investor Class	(836,586)	(269,620)
Advisor Class	(69,195)	(31,140)
R Class	(10,328)	(3,639)
Redemption fees received	204	165
Increase in net assets from capital share transactions	295,310	764,214

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies. The fund has three classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, offered since December 21, 1998; the International Growth & Income Fund—Advisor Class (Advisor Class), offered since September 30, 2002; and the International Growth & Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. No impact on the fund’s net assets or results of operations is expected upon adoption of FIN 48 on November 1, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2007, the value of loaned securities was $312,026,000; aggregate collateral consisted of $324,409,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,032,162,000 and $831,428,000, respectively, for the year ended October 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2007, were characterized as follows for tax purposes:

At October 31, 2007, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $6,992,000 unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of October 31, 2007.

For the year ended October 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At October 31, 2007, the cost of investments for federal income tax purposes was $2,519,644,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2007, the fund had no deferred tax liabilities or foreign capital loss carryforwards attributable to foreign securities.

NOTE 5 - ACQUISITION

On June 19, 2006, the fund acquired substantially all of the assets of the Preferred International Value Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated February 15, 2006, and approved by shareholders of the acquired fund on June 9, 2006. The acquisition was accomplished by a tax-free exchange of 18,570,642 shares of the fund (with a value of $276,517,000) for the 26,766,258 shares of the acquired fund outstanding on June 16, 2006. The net assets of the acquired fund at that date included $9,316,000 of unrealized depreciation and $28,000 of net realized losses carried forward for tax purposes to offset distributable gains by the fund in the future. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $1,484,545,000 immediately after the acquisition.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2007, the effective annual group fee rate was 0.30%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, management fees in the amount of $9,000 were repaid to the manager during the year ended October 31, 2007. At October 31, 2007, there were no amounts subject to repayment. For the year ended October 31, 2007, each class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended October 31, 2007, expenses incurred pursuant to these service agreements were $150,000 for Price Associates, $498,000 for T. Rowe Price Services, Inc., and $272,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2007, the fund was charged $140,000 for shareholder servicing costs related to the college savings plans, of which $121,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At October 31, 2007, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended October 31, 2007, the fund was allocated $441,000 of Spectrum Funds’ expenses and $2,174,000 of Retirement Funds’ expenses. Of these amounts, $1,986,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $3,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2007, approximately 14% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 46% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 668,293 shares of the Investor class, representing less than 1% of the fund’s net assets.

NOTE 7 - INTERFUND BORROWING PROGRAM

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. The manager has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds and permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 2007, the fund had outstanding borrowings on 4 days, in the average amount of $79,475,000, and at an average annual rate of 5.50% . At October 31, 2007, there were no borrowings outstanding.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Growth & Income Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $31,458,000 from short-term capital gains,

• $57,478,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $42,131,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $62,649,000 and foreign taxes paid of $2,621,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2006	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
1991	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1988	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
2001	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services,
[121]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[68]	Trust Company

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

R. Scott Berg (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., T. Rowe Price Investment Services, Inc.,
and T. Rowe Price Trust Company

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director, T. Rowe Price, T. Rowe Price Global
President, International Funds	Asset Management Limited, and T. Rowe Price
Global Investment Services Limited; Vice
President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President,
T. Rowe Price International, Inc.

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Clive M. Williams (1961)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,531,000 and $1,200,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 18, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 18, 2007